UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2025
Intensity Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41109	46-1488089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Enterprise Drive, Suite 430 Shelton, CT	06484-4779
(Address of Principal Executive Offices)	(Zip Code)
(203) 221-7381
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.0001 par value per share	INTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 22, 2025, Intensity Therapeutics, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting") via live webcast. At the Special Meeting, 22,869,562 shares of common stock, or approximately 46.61% of the outstanding shares of common stock entitled to vote, were represented by proxy or in person, representing a quorum.

At the Special Meeting, the stockholders of the Company voted as set forth below on two proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 9, 2025. The final voting results for each matter submitted to a vote of the Company’s stockholders are as follows:

Proposal 1. Reverse Stock Split.

The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”), to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-five and not more than one-for-thirty (the “Reverse Stock Split”), with the exact ratio to be set within this range by the board of directors in its sole discretion (without reducing the authorized number of shares of common stock) and with the board of directors able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by the Company’s stockholders in its sole discretion.

For	Against	Abstain
18,333,570	4,508,502	27,490

Proposal 2. Adjournment.

The approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposal 1.

For	Against	Abstain
18,869,741	3,893,779	106,042

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 23, 2025

Intensity Therapeutics, Inc.

By:	/s/ Lewis H. Bender
	Name:	Lewis H. Bender
	Title:	Chief Executive Officer